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                                                                    Exhibit 23.3


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of Bright Horizons Family Solutions, Inc. on Form S-8 of our report dated February 13, 1998, included in the Joint Proxy Statement/Prospectus constituting part of the Registration Statement No. 333-57035 of Bright Horizons Family Solutions, Inc. on Form S-4.


                                                       /s/ ARTHUR ANDERSEN LLP

Nashville, Tennessee
July 28, 1998